Exhibit 99.2

Asia Automotive Acquisition Corporation To Acquire Hunan Tongxin Enterprise Co. Ltd. www.hntx.com September 18, 2007 Hunan Tongxin Headquarters Changsha, Hunan, PRC Beijing Hong Kong Shanghai

The following investor presentation was furnished by Asia Automotive Acquisition Corporation ("AAAC") to the Securities and Exchange Commission ("SEC") as part of a current report on Form 8-K dated September 18, 2007. AAAC intends to hold presentations for its stock holders, as well as other persons who might be interested in purchasing AAAC securities, regarding its proposed Business Transaction (the "Transaction") of Hunan TX Enterprise Co Ltd. ("Tongxin") as described in AAAC's previous Form 8-K reports dated July 25, 2007, and August 13, 2007. Rodman and Renshaw, LLC ("Rodman") and Chardan Capital Market, LLC ('Chardan), the co-managing underwriters of AAAC's initial public offering consummated in April, 2006 are assisting AAAC in these efforts. AAAC and its directors and executive officers, Rodman and Chardan may be deemed to be participants in the solicitation of proxies for the special meetings of the AAAC stockholders to be held to approve the Transaction. AAAC and the directors and executive officers of AAAC may be deemed to be participating in the solicitation of proxies in respect to the proposed Transaction. Other information regarding the participants in the proxy solicitation, including the officers and directors of AAAC, and a description of their direct and indirect interests in the Transaction, by security holdings or other wise, will be contained in the definitive proxy statement to be filed with the SEC by AAAC and is contained in the preliminary proxy statement. Stockholders of AAAC and other interested persons are advised to read, when available, AAAC's definitive proxy statement in connection with AAAC's solicitation of proxies for the special meeting because that proxy statement will contain important information. Such persons can also read AAAC's final prospectus, dated April 19, 2006 for a description of the securities holdings of the AAAC officers and directors and their respective interests in the successful consummation of the Transaction. The definitive proxy statement will be mailed to stock holders as of a record date to be established for voting for the Transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement without charge, by directing a request to: David J. Brophy Asia Automotive Acquisition Corporation 199 Pierce Street, Suite 202, Birmingham Michigan, 48009. The preliminary proxy statement, the definitive proxy statement, and the final prospectus, once available can also be obtained at the Securities and Exchange Commission's internet site (www.sec.gov). Investor Presentation

Forward-Looking Statements Certain of the statements contained in this document, including AAAC's consolidated financial statements, Management's Discussion and Analysis of Financial Condition and Results of Operations and in documents incorporated into this document by reference that are not historical facts, including, without limitation, statements of future expectations, projections of results of operations and financial condition, statements of future economic performance and other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, are subject to known and unknown risks, uncertainties and other factors which may cause the actual future results, performance or achievements of AAAC and/or its subsidiaries and other operating units to differ materially from those contemplated in such forward-looking statements. The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe," and similar expressions also are intended to identify forward-looking statements. Important factors which may cause actual results to differ from those contemplated in such forward-looking statements include, but are not limited to: (i) the results of AAAC's efforts to implement its business strategy, (ii) changes in interest rates, (iii) legislation or regulatory requirements adversely impacting AAAC's business and/or strategy, (iv) adverse changes in business conditions or inflation, (v) general economic conditions, either nationally or internationally, which are less favorable than expected and that result in, among other things, a deterioration in credit quality and/or collectability, (vi) competitive pressures, (vii) changes in securities markets, (viii) actions of competitors of AAAC and AAAC's ability to respond to such actions, (ix) the cost of capital, which may depend in part on AAAC's prospects and outlook, (x) changes in governmental regulation, tax rates and similar matters, and (xi) other risks detailed in AAAC's other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written or oral forward-looking statements attributable to AAAC or persons acting on its behalf are expressly qualified in their entirety by the foregoing factors. Investors and other interested parties are cautioned not to place undue reliance on such statements, which speak as of the date of such statements. AAAC undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of unanticipated events.

Business Transaction Overview Price consideration Bus JV Tongxin International Structure Tongxin Products/Services Manufacturing Process Financial Overview 2004-2006 financials audited by Lehman Brown P.C.; 1H 2007 financials unaudited Revenue Summary Gross and Operating Margin Expansion Net Income Analysis Post Transaction Capitalization Commercial Market Overview Global China Anticipated Add-on Business From AAAC Acquisitions Aftermarket Appendix Table of Contents

AAAC through its successor Tongxin International, Ltd. ("TI"), an off-shore BVI entity will acquire 100% equity shares of Hunan Tongxin Enterprise Co., Ltd. ("Tongxin"). Privately held supplier with 20+ years experience Headquarters in Changsha, China; regional sites in Chengdu and Qingdao Combined entity to seek NASDAQ listing upon closing Price consideration of $13M in cash at close and 4.5M shares to be registered subsequent to close. 2.0M Incentive shares (all or none basis) to achieve target Net Income of $9.5M in 2007 (excluding one-time transaction and corporate costs) Key Employees Employment Agreement and lock-up provision Motivation of Tongxin to affect a business combination with AAAC Seeking growth capital with listing in US Build upon high growth opportunities in China to expand internationally Seeking business relationship with experienced automotive executives Help update/improve business systems, functions, board governance Key contacts with automotive OEMs/markets globally Business Combination Transaction Overview

Additionally, TX has agreed to cause its former Meihua Bus affiliate to form a 50/50 joint venture with TI subsequent to the close of the transaction. Chinese regulations do not permit more than 50% foreign ownership in vehicle operations TI will manage: All global M&A and marketing/sales activity outside China TI will provide advice and help in meeting U.S. public company reporting requirements including: SEC reporting requirements Investors relations Sarbanes Oxley Compliance Timing/Key Dates to close Execution of Equity Acquisition on Agreement on July 24, 2007 2004-2006 USGAAP audit of Tongxin completed on July 31, 2007 Approval of transaction by Chinese Government granted on August 10, 2007 Completion of Tongxin MDA on September 11, 2007 Investor Presentation filed with SEC on September 18, 2007 Preliminary proxy to be filed with SEC on_______ Special Shareholders meeting to be held on______ Business Combination Transaction Overview

TI BOD Sales/Mrkt. Zhu Xichun Finance/HRM Luo Wenming R&D Zhang Tiejun Body Plant/ Zhu Wenbo R&D Zhang Heping Mould Plant Luo Dian TI Organization and Management Overview Hunan Tongxin Enterprise Co. Ltd. Planning Chun Hao AAAC TI Corporate COO Peng Weiwu CEO Zhang Duanxiang

Products* Tongxin Overview Tongxin Overview Current Products Current Services Body structures/assemblies* Passenger vehicles (SUV) Commercial cabs Complete cabs Cabs-in-white Class A Surfaces/Modules * China market leader with 7% share Die Design Development/Fabrication Repair/Maintenance 100% of needs made in-house Small quantity sold outside (<5%) Future Products Future Services Full passenger body enclosures OEM Interior Trim Parts Aftermarket Instrumentation/Wiring Harness New aftermarket stampings Fabrication and export of dies to US/Europe OEMs OEM Die Design Aftermarket dies for past model OEM service Tongxin Products/Services Overview * Sold under Tongxin Trade Mark

Stamping Commercial Vehicle (Trucks) Finished Cabs (20%) Dies/ Mould Weld Assembly Passenger Vehicle (Sedan and SUV) Inner Decoration Digital Instrument & wiring harness I. EVBS Manufacturing Process BIW*/ Stampings (priming) Current business scope Purchased content Tongxin Manufacturing Process Capacity and Revenue Segments Dies/Moulds Capability II. Capacity Stamping 32 presses Weld Assembly 3 weld lines BIW Cab Assembly 2 paint lines Final Cab Assembly 2 assembly lines Stampings (10%) Painted Cabs (20%) Unpainted Cabs (50%) III. Revenue Segments * Body-In-White (BIW)

Revenue Summary 2004 2005 2006 1H-06 1H-07 Revenue 46482 58811 66605 32804 41100 Revenue Analysis Growth of 47% from 2004-2006 in spite of government austerity measures in 2005 to dampen overinvestment in fixed assets Overall commercial truck segment was flat in 2005 (1.52M units ) while Tongxin revenues grew approximately 25% in same period providing a gain in market share. Growth of 28% in 1H 2007 over same period in 2006 Introduction of new products including high content sleeper cabs and new customers $000 28% 47%

Gross and EBITDA Margins Expansion 2004 2005 2006 1H-06 1H-07 GM 0.208 0.194 0.316 0.299 0.355 2004 2005 2006 1H-06 1H-07 EBITDA 0.042 0.071 0.189 0.167 0.241 Margin Expansion Analysis (Comparison of 1H 2006 vs. 1H 2007) Gross Margin %: Increase from 29.9% to 35.5% Reduction in scrap/offal rates provide a net increase in overall pieces per steel coil Improvements in die/product design process to provide near net shape parts. EBITDA %: Increase from 16.7% to 24.1% Attributable to increase in gross margins Overall reduction of SGA % from 13.2% to 11.4% (of net revenues)

Net Income Margin Expansion 2005 2006 1H-06 1H-07 Net Inc 752 5703 2710 5038 Net Income Analysis (Comparison of 1H 2006 vs. 1H 2007) 94% increase in Net Income; Margins increased from 8.3% to 12.8% Increase in revenues Improvements in gross and EBITDA margins Excludes one-time expenses of $225,000 associated with the proposed business transaction including fees charged by lawyers, advisors, accountants and auditors. Target 2007 Net Income is $9.5M (excluding one time transaction and corporate expenses) $000 2005 2006 1H-06 1H-07 Net Inc 0.013 0.089 0.083 0.123 194%

Post-Transaction Capitalization 2.0 M incentive shares issuable on an all or none basis by March, 2008 to attain 2007 Net Income of $9.5M

-0.05 0 0.05 0.1 0.2 Relative Size 85 27.4 90 20.4 Global Commercial Vehicle Markets-2006 Japan China Thailand NA India EU NA: North America including US, Canada, Mexico EU: European Union including 12 countries By country China is the 2nd largest market after the US surpassing Japan in 2006

2001 2004 2005 2006 2007 LCV 0.82 1.53 1.52 1.75 1.99 M/H Trks 0.82 1.22 1.1 1.31 1.65 China Commercial Vehicle Market Growth driven by "7-9-18" Plan $250 B to be invested in roads by 2020 7 Expressways from Beijing 9 Expressways North/South 18 Expressways East/West Government mandated austerity measures designed to discourage over-investments in fixed assets

Acquisition-China Bus JV Transaction agreement includes formation of a 50/50 joint venture with Tongxin's previous affiliate Meihua Bus Co., Ltd. ("Meihua") within 6 months after close Anticipated 2008 revenues approximately $10M Meihua has ownership of vehicle OEM operating license Strong domestic passenger bus market and potential exports to pan-Asian countries Stand-alone facility located within Tongxin site Anticipated Add-on Business from AAAC 2005A 2006A 2007F 2008F Buses 282 487 800 1000

Acquisitions Additionally, AAAC has identified 4 potential acquisition candidates in the $4M to $12M annual net income range. We anticipate acquiring one of these four candidates Anticipate acquisition will be accretive to earnings in year 1 Timing Have begun discussions with all four companies. An acquisition can be completed within the 2008 calendar year. Anticipated Add-on Business from AAAC

Major Aftermarket Revenue Opportunities Over $3B in collision parts sold annually in Europe and NA, Growing 3.5% annually 1% penetration into the European and NA after markets would generate $30M in revenue annually Anticipated Add-on Business from AAAC 2001 2005 2011 NA 1.45 1.68 1.85 Europe 1.25 1.44 1.64

Major Aftermarket Revenue Opportunities Original Equipment Service ("OES") Preliminary contacts made to: Renault, Peugeot, Fiat, Chrysler and Ford Introduce Tongxin as a potential supplier for OES Typical annual contract is approximately $30M Next step is to conduct an internal audit of Tongxin to prepare for customer initiated OES certification Customer supplier development groups located in China to conduct certification with assistance from AAAC Timing Aftermarket exports can commence within 18-24 months after close of AAAC/Tongxin business combination. Independent Aftermarket ("IAM") Start with Lexus SUV replacement parts In production in China for similar vehicles Pursue CAPA certification Lexus sourcing not feasible Establish presence in IAM value chain Enhance market information to target next applications Anticipated Add-on Business from AAAC

Appendix

The Financial Story William. R. Herren, Director, Chairman of Tongxin International, Chief Executive Officer 35+ years automotive experience including both vehicle and component operations; including 15 years corporate finance Profit/loss responsibility for several Delphi business units Directed M&A activities resulting in over $250 million in investments in Asia in mid 90s Rudy Wilson, Director, Chief Operating Officer of Tongxin International 33+ years automotive experience including 3 years living and working in China Served on several Chinese joint venture boards in various director capacities Responsible for identifying growth opportunities for new Chinese JVs Dr. David J. Brophy, Chief Financial Officer, Secretary A member of the Finance Faculty at The University of Michigan School of Business Administration from 1968 and Director of its Center for Venture Capital and Private Equity Finance since 1992 Advisory and consultant activities in the public and private sector include such funds as Compass Technology Partners, Plymouth Ventures, and Bio-Star Ventures and various government agencies in the United States, Australia and France. He is s a founding member of the editorial board of the Journal of Private Equity and the International Journal of Venture Capital. William Zielke, Director 25+ years automotive M&A experience including 14 years experience in the China automotive market Served on boards with supplier firms in China, Saudi Arabia. Mexico, Belgium and Korea Authored board training modules and conducted training William A. Ebbert, Director Formerly Executive-in-Charge of Delphi Automotive Asia Operations 35+ years automotive experience in finance and planning Directed Delphi Corporate start-up activities in Asia Pacific Tongxin International New Board of Directors and Executive Management at Close of Transaction

The Financial Story Pilar Albiac-Murillo, Director Director of Remy International Mexican manufacturing operations 25+ automotive experience including assignments in Europe and North America Manufacturing and HR focuses assignments. Zhang Ruanxiang, Director, Chief Executive Officer of Hunan Tongxin, Vice Chairman of Tongxin International Founded Hunan Tongxin in 1984 Has been recognized twice as one of the top 10 economic outstanding business executives and once as an excellent private entrepreneur in Hunan province. also the committee member of China Private Entrepreneur Association and premier vice president of Hunan Private Entrepreneur Society Peng Weiwu, Director, Chief Operating Officer of Hunan Tongxin 20+ years with Tongxin helping to grow the company Responsible for improving Tongxin's production process and enhancing product development resulting in the development of 128 brand products and 9 product series in the past 22 years. Recognized by the China In Institute of technology in 2003 for developing Tongxin's "Thin Stamping Process and Design Theory in Vehicle Manufacturing Application". AI Xing Director Background in Mechanical Engineering 15+ years electronics software experience in both the US and China Currently employed with IBM (Canada) Xiao Tangbing, Director Background in business administration 30+ years experience in China's machinery and electronics controls industry Currently chairman and general manager of Changsha Machinery and Electronic Equipment, Inc. Tongxin International New Board of Directors and CFO upon Completion of Transaction

Automotive Supplier Industry Comps ($ in millions, except per share data) Company Name LTM PE Forward PE Market Cap Stock Price TEV/LTM EBITDA LTM Revenue Revenue Growth LTM June '07 A LTM EBITDA EBITDA Margin Net Income Margin SORL Auto Parts, Inc. (NASDAQ NM:SORL) 10.4 NA $116 $6.37 8.9x $99 33.2% $13 13.5% 10.0% China Automotive Systems Inc. (NASDAQ SC: CAAS) 23.4 38.1 $167 $6.98 7.9x $115 46.1% $25 21.6% 6.2% Eaton Corp. (NYSE:ETN) 15.4 12.7 $13,783 $94.60 10.1x $12,650 8.4% $1,640 13.0% 7.7% CLARCOR Inc. (NYSE:CLC) 22.6 20.5 $1,902 $38.19 12.4x $909 1.2% $153 16.8% 9.6% Gentex Corp. (NASDAQ NM:GNTX) 24.3 21.5 $2,812 $19.56 14.1x $612 9.6% $173 28.3% 18.9% Standard Motor Products Inc. (NYSE:SMP) 18.9 10.5 $187 $9.86 8.5x $790 -5.5% $52 6.6% 1.3% Amerigon Inc. (NASDAQ NM:ARGN) 86.2 63.1 $373 $17.20 41.6x $59 43.9% $9 14.4% 7.6% Aftermarket Technology Corp. (NasdaqNM:ATAC) 25.5 15.6 $642 $29.06 8.2x $519 9.5% $76 14.6% 4.7% SPX Corp. (NYSE:SPW) 21.6 17.6 $4,776 $57.68 10..2 $4,672 15.6% $536 11.5% 2.8% Stoneridge Inc. (NYSE:SRI) 19.2 17.8 $267 $11.03 11.1x $712 5.4% $66 9.2% 1.9% Median 22.1 17.8 $507 $18.38 11.1x $662 9.6% $71 14.0% 6.9% Average 26.8 24.2 $2,502 $29.05 15.1x $2,114 16.7% $274 15.0% 7.1%

Tongxin Facility Locations Beijing Chengdu Shanghai Tongxin Facility Locations Hong Kong Changsha (Headquarters) Qingdao